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                                                       Exhibit 99.3


                  Consent of Financial Advisor



We hereby consent to the references to our firm in the Proxy Statement included in First Banks America, Inc. Registration Statement of Form S-4.


                                       Mercer Capital Management

                                       By: /s/ Jeff Davis
                                       ----------------------
                                           Vice President